UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 6, 2023

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

9250 ROYAL LANE, SUITE 100
IRVING, TX 75063
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	Nasdaq	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Senior Vice President, Chief Accounting Officer

On March 6, 2023, the Board of Directors of PFSweb, Inc. (the “Company”) appointed Ms. Laura L. Bracken to the position of Senior Vice President, Chief Accounting Officer of the Company, effective as of March 6, 2023. Ms. Bracken will report to Mr. Thomas Madden, the Company's Chief Financial Officer.

Ms. Bracken, age 49, has over 25 years of experience primarily in the retail, customer facing and consumer products industries. She was recently the Chief Accounting Officer and Interim Chief Financial Officer at Aero Design Labs. Prior to that Laura was the Chief Accounting Officer and Principal Accounting Officer for At Home Group Inc. and held roles of increasing levels of responsibility at companies such as GameStop, Dean Foods and Sabre Holdings. She began her career in public accounting with PricewaterhouseCoopers LLP. Ms. Bracken earned a Bachelor of Science in Accounting degree from the University of North Texas and is a Certified Public Accountant.

As per the terms of her employment agreement with the Company, Ms. Bracken is eligible to participate in the Company’s restricted stock and performance-based incentive bonus programs, including a short-term and long-term component. She will also be eligible to participate in the Company’s employee benefit programs as in effect from time to time on the same basis as generally made available to other executives of the Company, including severance coverage. Additionally, Ms. Bracken is eligible for the Company’s transaction bonus arrangement, allowing her to receive a cash bonus payment in the event of a change in control of the Company resulting from the Company’s ongoing strategic alternatives initiative.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104.0	Cover Page Interactive Data file, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: March 9, 2023	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer